UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       on

                                   FORM 8-K/A




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 6, 2004


                                    XOMA LTD.
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             (Exact name of registrant as specified in its charter)


                                     BERMUDA
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                 (State or other jurisdiction of incorporation)


              0-14710                                 52-2154066
     (Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                          94710
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code            (510) 204-7200



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          (Former name or former address, if changed since last report)

Item 5. Other Events

     As announced on January 6, 2004, XOMA Ltd. and Diversa Corporation have entered into a licensing and product development agreement.

     A copy of the licensing and product development agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

Item 7. Exhibits

1.   Press Release dated January 6, 2004.*

2. License Agreement, dated as of December 29, 2003, by and between Diversa Corporation and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

___________________

*    Previously filed.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2004           XOMA LTD.




                                   By:  /s/  Christopher J. Margolin
                                        --------------------------------
                                        Christopher J. Margolin
                                        Vice President, General
                                        Counsel and Secretary

                                  EXHIBIT INDEX


Number   Description
------   -----------

1.   Press Release dated January 6, 2004. *

2. License Agreement, dated as of December 29, 2003, by and between Diversa Corporation and XOMA Ireland Limited (with certain confidential information omitted, which omitted information is the subject of a confidential treatment request and has been filed separately with the Securities and Exchange Commission).

___________________

*    Previously filed.